PennantPark Floating Rate Capital Ltd. Schedules Earnings Release of Fiscal Year 2016

NEW YORK, NY -- (Marketwired - October 14, 2016) - PennantPark Floating Rate Capital Ltd. (the "Company") (NASDAQ: PFLT) announced that it will report results for the fiscal year ended September 30, 2016 on Tuesday, November 22, 2016 after the close of the financial markets.

The Company will also host a conference call at 10:00 a.m. (Eastern Time) on Wednesday, November 23, 2016 to discuss its financial results. All interested parties are welcome to participate. You can access the conference call by dialing (877) 718-5107 approximately 5-10 minutes prior to the call. International callers should dial (719) 325-4762. All callers should reference PennantPark Floating Rate Capital Ltd. An archived replay of the call will be available through December 7, 2016 by calling (888) 203-1112. International callers please dial (719) 457-0820. For all phone replays, please reference conference ID #9859517.

ABOUT PENNANTPARK FLOATING RATE CAPITAL LTD.

PennantPark Floating Rate Capital Ltd. is a business development company which primarily invests in U.S. middle-market private companies in the form of floating rate senior secured loans. From time to time, the Company may also invest in mezzanine debt and equity investments. PennantPark Floating Rate Capital Ltd. is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. PennantPark Floating Rate Capital Ltd. undertakes no duty to update any forward-looking statement made herein. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made.

CONTACT:
Aviv Efrat
PennantPark Floating Rate Capital Ltd.
(212) 905-1000
www.pennantpark.com